UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

TOFLA MEGALINE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56549	37-1911358
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification No.)

1389 Peachtree Street NE, Atlanta, Georgia 30309

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Office)

Registrant’s telephone number, including area code: 215-327-9960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 26, 2025, Tofla Megaline, Inc. (the “Company”) received a notice of default (the “Default Notice”) related to certain convertible promissory notes issued by the Company on January 17, 2025 (the “Notes”) that were issued in the name of the Company on January 17, 2025. The Notes matured on March 31, 2025, and no repayments have been made, constituting an Event of Default under Section 3.1 of each Note. The Default Notice initiates a five (5) business day cure period from December 26, 2025, during which the Company may remit full payment of all outstanding amounts to cure the default. The Default Notice related to the principal amount of $524,000 due under the Notes provided by three lenders with a claimed 150% Default Amount Due (as of December 1, 2025) totaling $863,497.40, after giving effect to a partial payment of $85,000 made on November 7, 2025.

The Default Notice reissues and reinstates prior default notices that were previously rescinded. The partial payment of $85,000 did not cure the outstanding default, satisfy the repayment obligations under the Notes, or extend or modify any deadlines.

If the Company fails to cure the defaults within the five (5) business day period (ending on January 5, 2026), the holders of the Notes will be entitled to accelerate the Notes and demand immediate payment of the applicable Default Amounts, enforce collateral agreements tied to the property held by a third party known as “The Boundary” located at 1389, 1401, and 1409 Peachtree Street NE, Atlanta, GA 30309 (as described in the Notes), and pursue other rights and remedies available under the Notes and applicable law, including conversion rights, collection actions, legal enforcement, and recovery of attorney’s fees and costs. The Default Notice expressly reserves all rights and remedies under the Notes and applicable law and does not constitute a waiver thereof.

The Default Notice related to the principal amount of $524,000 due under the Notes provided by three lenders with a claimed 150% Default Amount Due (as of December 26, 2025) totaling $863,497.40, after giving effect to a partial payment of $85,000 made on November 7, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOFLA Megaline Inc.

Date: January 2, 2026	By:	/s/ Dilip Petigara
	Name:	Dilip Petigara
	Title:	Chief Executive Officer, Chief Financial Officer and Secretary